________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 22, 2018

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]
_______________

Item 8.01.	Other Events.
Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K in order to (a) file Exhibit 99.1 hereto to replace in its entirety (1) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2015 (Registration No. 333-204609), including the prospectus contained therein (“Registration Statement I”), (2) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s automatically effective Registration Statement on Form S-3 filed with the SEC on November 15, 2016 (Registration No. 333-214622), including the prospectus contained therein (“Registration Statement II”), and (3) the section under the heading “Material U.S. Federal Income Tax Considerations” that appears in the Partnership’s prospectus supplement filed with the SEC on May 10, 2016, supplementing the prospectus contained in Registration Statement I (the “Prospectus Supplement”), in each case to provide updated disclosure regarding the material tax considerations associated with the Partnership’s operations and the purchase, ownership and disposition of the Partnership’s common units and (b) provide the legal opinion of Vinson & Elkins L.L.P. relating to certain tax matters, a copy of which is filed as Exhibit 8.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters
99.1
Update to (a) “Material U.S. Federal Income Tax Consequences” in Registration Statement I, (b) “Material U.S. Federal Income Tax Consequences” in Registration Statement II, and (c) “Material U.S. Federal Income Tax Considerations” in the Prospectus Supplement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Date:    February 22, 2018

EXHIBIT INDEX

Exhibit No.	Description
8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.
99.1
Update to (a) “Material U.S. Federal Income Tax Consequences” in Registration Statement I, (b) “Material U.S. Federal Income Tax Consequences” in Registration Statement II, and (c) “Material U.S. Federal Income Tax Considerations” in the Prospectus Supplement.